UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 1, 2004

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-06201	52-09034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11140 Rockville Pike, Suite 620, Rockville, MD	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301)945-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On November 1, 2004, Bresler & Reiner, Inc. issued a press release regarding the acquisition of a portfolio of eight commercial office buildings located in the central business district of Baltimore.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial statements of business acquired:

None

(b)                                 Pro Forma financial information:

None

(c)                                  Exhibits:

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1         Press Release dated November 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2004	BRESLER & REINER, INC.

	By:	/s/ SIDNEY M. BRESLER
Sidney M. Bresler
Chief Executive Officer